UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2009

MONTPELIER RE HOLDINGS LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-31468	98-0428969
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Montpelier House

94 Pitts Bay Road

Pembroke HM 08

Bermuda

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (441) 296-5550

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors;  Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

By letter dated February 26, 2009, with effect on February 27, 2009, Mr. K. Thomas Kemp, Director and Chairman of the Finance Committee of Montpelier Re Holdings Ltd. (the “Company”), advised the Company of his decision not to stand for re-election to the Board of Directors of the Company at the Company’s 2009 Annual General Meeting of Shareholders, to be held on May 20, 2009.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Letter dated February 26, 2009 addressed to the Board of Directors of Montpelier Re Holdings Ltd. from Mr. K. Thomas Kemp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Montpelier Re Holdings Ltd.
(Registrant)

March 3, 2009	By:	/s/ Jonathan B. Kim
Date	Name:	Jonathan B. Kim
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Letter dated February 26, 2009 addressed to the Board of Directors of Montpelier Re Holdings Ltd. from Mr. K. Thomas Kemp.